Exhibit 10.11

ACCOUNT CLOSURE AGREEMENT

This account closure Agreement (this “Agreement”) is dated to be effective as of September 18,  2019 (the “Effective Date”), by and among LODGING FUND REIT III OP, LP, a Delaware limited partnership,  LF3 CEDAR RAPIDS, LLC, a Delaware limited liability company, and LF3 CEDAR RAPIDS TRS, LLC, a Delaware limited liability company (individually and collectively,  “Borrower”),  LODGING FUND REIT III, INC., a Maryland corporation, and LODGING FUND REIT III TRS, INC., a Delaware corporation (individually and collectively, “Guarantor”), and TCF National Bank, a national banking association (“Lender”), whose address is 8085 South Chester Street, Suite 201, Centennial, CO 80112.

RECITALS

A. Lender provided Borrower with a revolving credit facility (the “Facility”) in the maximum principal amount of Twenty Five Million and No/100ths Dollars ($25,000,000.00) pursuant to that certain Loan Agreement dated November 15, 2018 by and among Lodging Fund III OP, LP, Guarantor, the Hotel Borrowers from time to time party thereto, and Lender (the “Loan Agreement”).

B. The Facility was intended to be used by Borrower to acquire Hotel Properties, as further described in the Loan Agreement.

C. Borrower used the Facility to acquire a Hotel Property located in Linn County, Iowa, and in connection therewith Borrower executed that certain Promissory Note dated November 30, 2018, payable to Lender in the principal sum of Five Million, Two Hundred Twenty-Nine Thousand and No/100ths Dollars ($5,229,000.00) (the “Note”).

D. As security for the Note, Borrower delivered: (i) a Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents dated November 30, 2018, covering certain real property in Linn County, Iowa more particularly described therein (the “Property”) and recorded in Book 10253, Page 523 of the public records of Linn County, Iowa (the “Mortgage”); (ii) an Assignment of Rents and Leases dated November 30, 2018, covering the Property and recorded in Book 10253, Page 561 of the public records of Linn County, Iowa (the “Assignment”);  and (iii) an Assignment and Subordination of Management Agreement dated November 30, 2018 for the benefit of Lender (the “Management Agreement”).

E. Borrower and Guarantor also executed an Environmental Indemnification Agreement dated November 30, 2018 for the benefit of Lender (the “EIA”).

F. The Loan Agreement, the Note, the Mortgage,  the Assignment, the Management Agreement, the EIA, and all other documents and instruments evidencing or securing the Note that have been executed on or before the Effective Date by Borrower, Guarantor or others in connection with or related to the Note and the loan transaction evidenced thereby, including this Agreement, any assignments of leases and rents, other assignments, security agreements, financing statements, guaranties, indemnity agreements, cash management agreements, letters of credit, escrow agreements or escrow/holdback arrangements, together with all amendments, modifications, substitutions or replacements thereof, are sometimes herein collectively referred to as the “Loan Documents.”  The Loan Documents are hereby incorporated by this reference as if fully set forth in this Agreement.

G. Borrower has paid the Note in full, and Borrower and Lender wish to close the Facility and terminate the Loan Documents, on the terms and conditions set forth below.

AGREEMENTS

In consideration of the mutual promises, covenants, and conditions set forth herein, the parties hereto hereby agree as follows:

1. TERMINOLOGY. The terms used in this Agreement shall have the same meanings as in the Loan Documents, unless a different meaning is assigned herein or is required by the context hereof.

2. TERMINATION.  The Facility described in the Loan Agreement is hereby closed and the Loan Documents are hereby terminated and of no further force or effect, except for any obligations of Borrower and Guarantor under the Loan Documents which were intended to survive repayment of the Facility in full, including, without limitation, the indemnification obligations of Borrower and Guarantor under the EIA and the other Loan Documents.

3. RELEASE OF LIENS. The security interests and liens evidenced by the Mortgage, the Assignment, and the Management Agreement are hereby released and/or terminated, and shall be of no further effect.
4. REPRESENTATIONS AND WARRANTIES. Borrower and Guarantor hereby acknowledge, represent, warrant, and agree as follows:
4.1 The Recitals set forth above are true and accurate.
4.2 There is no default or Event of Default under the Loan Documents.
4.3 All documents and other information requested by Lender from Borrower and Guarantor as a condition to entering into this Agreement are true, complete, and accurate in all respects.

4.4 The EIA is and shall remain fully binding and enforceable in accordance with their terms as to Borrower’s and Guarantor’s obligations to Lender.  Such obligations are and shall continue to be entirely separate and independent from the obligations of Borrower and Guarantor under the other Loan Documents.

4.5 Borrower and Guarantor acknowledge that Lender is relying on the warranties, representations, releases, and agreements of Borrower and Guarantor in this Agreement, and would not enter into this Agreement or agree to release the above-described security interests without such warranties, representations, releases, and agreements.

5. RELEASE.  Borrower and Guarantor agree that Lender has not breached any of its obligations under the Loan Documents, and Borrower and Guarantor have no claims against Lender, its predecessors, successors, assigns, or participants, or any of their officers, directors, agents, employees, and other affiliates (collectively, the “Released Parties”) for fraud, misrepresentation, lender misconduct, lender liability, breach of alleged fiduciary duty, or other tort or wrongdoing.  Borrower and Guarantor hereby release and forever discharge the Released Parties of and from any and all claims, causes of action, rights of offset, and rights to damages that Borrower or Guarantor has or may have, or may be entitled to assert, against the Released Parties for any reason whatsoever by reason of any actions, events, or occurrences prior to the date of this Agreement.  The provisions, waivers, and releases set forth in this section are binding upon Borrower and Guarantor and their respective agents, employees, representatives, officers, directors, partners, members, joint venturers, affiliates, assigns, heirs, successors-in-interest and shareholders. Neither Borrower nor Guarantor has any claims, defenses, counterclaims, or rights of offset against any of the Released Parties arising out of or in any way connected with the Note or the other Loan Documents.

6. Payment of Lender’s Expenses.  As part of the consideration for this Agreement, Borrower shall pay to Lender all of Lender’s expenses, including attorneys’ fees and expenses, and disbursements for title searches, recording or filing any of the Loan Documents, fees of any consultants, escrow fees, appraisal fees, premiums of hazard insurance policies, appraisals, credit reports and other expenses, related to the preparation and/or enforcement of this Agreement and any other document evidencing and/or securing the Note.  Any reference in this Agreement to attorneys’ fees means fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or proceeding is instituted, and whether incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding, in consultation with counsel, or otherwise.

7. AUTHORIZATION/BINDing Effect.   Each person signing this Agreement on behalf of Borrower and Guarantor warrants and represents that this Agreement was duly authorized by all individuals or entities whose authorization was required for this Agreement to be effective. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

8. Applicable Law. This Agreement shall be construed according to the laws of the State of Colorado, without reference to its conflict of laws principles.
9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one Agreement.

[Remainder of page intentionally left blank; signatures appear on the following page(s)]

EXECUTED as of the Effective Date.

BORROWER:

LF3 CEDAR RAPIDS TRS, LLC,
a Delaware limited liability company

	By:	Lodging Fund REIT III TRS, Inc.
	Its:	Sole Member

		By:	/s/ Katie Cox
Katie Cox
Chief Financial Officer

LF3 CEDAR RAPIDS, LLC,
a Delaware limited liability company

	By:	Lodging Fund REIT III OP, LP
	Its:	Sole Member

		By:	Lodging Fund REIT III, Inc.
		Its:	General Partner

		By:	/s/ Katie Cox
Katie Cox
Chief Financial Officer

LODGING FUND REIT III OP, LP,
a Delaware limited partnership

	By:	Lodging Fund REIT III, Inc.
	Its:	General Partner

		By:	/s/ Katie Cox
Katie Cox
Chief Financial Officer

GUARANTOR:

LODGING FUND REIT III, INC.,
a Maryland corporation

By:	/s/ Katie Cox
Katie Cox
Chief Financial Officer

LODGING FUND REIT III TRS, INC.,
a Delaware corporation

By:	/s/ Katie Cox
Katie Cox
Chief Financial Officer

LENDER:

TCF NATIONAL BANK,
a national banking association

By:	/s/ Erik A. Frandsen
Erik A. Frandsen, Vice President